UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          April 8, 2009
                                                --------------------------------

                             PASSUR AEROSPACE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

         0-7642                                          11-2208938
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(Commission File Number)                      (IRS Employer Identification No.)

             47 Arch Street
              Greenwich, CT                                            06830
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(Address of Principal Executive Offices)                            (Zip Code)

                                  203-622-4086
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the annual meeting of stockholders of PASSUR Aerospace, Inc. (the "Company") held on April 8, 2009, the Company's stockholders approved the PASSUR Aerospace, Inc. 2009 Stock Incentive Plan (the "Plan"), which the Company's Board of Directors (the "Board") adopted on February 25, 2009, subject to stockholder approval. The Plan replaces the Company's 1999 Stock Incentive Plan, which expired on March 22, 2009. The Plan will remain in effect until February 24, 2019, unless sooner terminated in accordance with its terms. Under the Plan, the Compensation Committee of the Board may grant stock options, including incentive stock options and non-qualified stock options, stock appreciation rights, restricted stock, deferred stock, and bonus stock to employees (including, without limitation, directors who are employees) and consultants of the Company and its related companies. Directors who are not employees of the Company are also eligible for grants of options under the Plan. The Plan will be administered by the full Board with respect to awards to non-employee directors. A total of 500,000 shares of the Company's common stock may be issued pursuant to the Plan.

The foregoing description of the Plan is qualified in its entirety by the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Additional information concerning the Plan can be found in the Company's definitive proxy statement on Schedule 14A for the 2009 annual meeting of stockholders, as filed with the Securities and Exchange Commission on March 16, 2009, in the section entitled "Proposal 3: Approval of 2009 Stock Incentive Plan."

Item 9.01 Financial Statements and Exhibits.

         (d)      Exhibits

         Exhibit Number    Description

         10.1              PASSUR Aerospace, Inc. 2009 Stock Incentive Plan

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       PASSUR AEROSPACE, INC.


                                       By:  /s/ JEFFREY P. DEVANEY
                                           -----------------------------------
                                           Name:    Jeffrey P. Devaney
                                           Title:   Chief Financial Officer,
                                                    Treasurer and Secretary



Date:  April 13, 2009